         UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

The following unaudited pro forma financial information for the year ended December 31, 2003 and as of and for the three months ended March 31, 2004 has been derived from our audited and unaudited consolidated financial statements as of such date and for such period and gives pro forma effect to (collectively, the "Transactions"):


i. the February 2003 acquisition (the "Diamond Acquisition") of substantially all of the assets of Diamond Brands International, Inc. and its subsidiaries ("Diamond") including the related financing;

ii. the August 2003 acquisition (the "Lehigh Acquisition") of Lehigh Consumer Products Corporation and its subsidiary ("Lehigh") including the related amendment and restatement of our senior credit facility and issuance of an additional $150 million of term debt thereunder;

iii. the September 2003 equity issuance, a portion of the proceeds of which were used to fund a portion of the cash purchase price of USPC (see below); and,

iv. the June 2004 acquisition of Bicycle Holding, Inc. and its subsidiaries including The United States Playing Card Company (the "USPC acquisition) and the related second amendment and restatement of our senior credit facility which included the issuance of an additional $116 million of term debt thereunder.

The unaudited pro forma financial information is not necessarily indicative of our results of operations or financial position had the events reflected herein actually been consummated at the assumed dates, nor is it necessarily indicative of our results of operations or financial position for any future period. The unaudited pro forma financial information should be read in conjunction with the Jarden consolidated financial statements with the related notes incorporated by reference herein and the Lehigh, Diamond and USPC consolidated financial statements with the related notes incorporated by reference or included herein.

The pro forma adjustments related to the purchase price allocations for the USPC Acquisition are preliminary and are subject to revision as additional information becomes available. Revisions to the preliminary purchase price allocations may have a significant impact on the unaudited pro forma information.

            UNAUDITED PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
                              AS OF MARCH 31, 2004
                                 (In thousands)

                                                                                            USPC
                                                                                        ACQUISITION
                                                           JARDEN                        PRO FORMA        PRO FORMA
                                                         AS REPORTED         USPC       ADJUSTMENTS        COMBINED
                                                         -----------         ----       -----------        --------
ASSETS
Current assets:
    Cash and cash equivalents...............              $   82,351      $    1,704     $  (69,700) a   $     14,355
    Accounts receivable, net................                  88,579          20,313                          108,892
    Inventories, net........................                 133,189          18,179                          151,368
    Other current assets....................                  24,219           2,459                          26,6789
                                                          ----------      ----------     ----------      ------------
        Total current assets................                 328,338          42,655        (69,700)          301,293

Property, plant and equipment, net..........                  72,769          20,376          9,000  b        102,145

Intangibles, net..............................                82,927          17,596         33,828  c        134,351
Goodwill......................................               273,665          72,961         95,171  d        441,797
Other assets..................................                18,429           4,464         (2,535) e         22,358
                                                                                              2,000  f
                                                          ----------      ----------     ----------      ------------
Total assets..................................            $  776,128      $  158,052     $   67,764      $  1,001,944
                                                          ==========      ==========     ==========      ============

LIABILITIES AND EQUITY
Current Liabilities:
    Short-term debt and current portion
       long-term debt.......................              $   18,249      $   12,577     $  (10,589) g         21,397
                                                                                              1,160  h
    Accounts payable........................                  43,867           6,871                           50,738
    Other current liabilities...............                  51,145          15,205         34,050  i        110,400
                                                                                             10,000  j
                                                          ----------      ----------     ----------      ------------
        Total current liabilities...........                 113,261          34,653         34,621           182,535
                                                          ----------      ----------     ----------      ------------

Noncurrent liabilities:
    Long-term debt..........................                 370,615          80,590        (79,090) k        486,955
                                                                                            114,840  h
    Other noncurrent liabilities............                  32,888          13,842         10,000  j         73,090
                                                                                             16,360  l
                                                          ----------      ----------     ----------      ------------
        Total noncurrent liabilities........                 403,503          94,432         62,110           560,045

Redeemable Common Stock......................                                  1,217         (1,217) m
Equity......................................                 259,364          27,750        (27,750) m        259,364
                                                          ----------      ----------     ----------      ------------

Total liabilities and equity................              $  776,128      $  158,052     $   67,764      $  1,001,944
                                                          ==========      ==========     ==========      ============

       UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 2003
                      (In thousands, except per share data)

                                                                                                 DIAMOND
                                                                                               ACQUISITION
                                                         JARDEN AS                              PRO FORMA
                                                         REPORTED          DIAMOND (1)         ADJUSTMENTS            LEHIGH (3)
                                                     ------------------ ------------------- ------------------   -------------------
Net sales...........................................       $ 587,657           $   6,814                                 $  90,681

Costs and expenses:
     Cost of sales..................................         362,379               4,649            $    36   n             63,476


     Selling, general and administrative expenses...         131,995                 884                                     3,936



     Restricted Stock Charge........................          21,833
     Reorganization costs (2).......................                               1,536                                         -
                                                     ------------------ ------------------- ------------------   -------------------
Operating income (loss).............................          71,450                (255)               (36)                23,269

Other expense (income)..............................               -                   -                  -

Interest expense (income), net......................          19,184                 921               (921)  o              1,315
                                                                                                        155   p

                                                                                                         49   q
                                                     ------------------ ------------------- ------------------   -------------------
Income (loss) before taxes..........................          52,266              (1,176)               681                 21,954
Income tax provision (benefit)......................          20,488                                   (194)  r                (54)
                                                     ------------------ ------------------- ------------------   -------------------
Net income (loss)...................................        $ 31,778          $   (1,176)          $    875               $ 22,008
                                                     ================== =================== ==================   ===================

Basic earnings (loss) per share.....................        $   1.40
Diluted earnings (loss) per share...................        $   1.35
Weighted average shares outstanding:
     Basic..........................................          22,663
     Diluted........................................          23,531

                                                           LEHIGH                                     USPC
                                                         ACQUISITION                               ACQUISITION
                                                          PRO FORMA                                 PRO FORMA            PRO FORMA
                                                         ADJUSTMENTS            USPC (4)           ADJUSTMENTS            COMBINED
                                                     ---------------------   -----------------  ------------------     -------------
Net sales...........................................                              $ 123,934                              $ 809,086

Costs and expenses:
     Cost of sales..................................                248   s          73,786       $       1,286    aa      505,860

     Selling, general and administrative expenses...                652   t          23,415                 779    bb      168,086
                                                                   (128)  u
                                                                   (375)  v
                                                                  6,928   w
     Restricted Stock Charge........................                                                                        21,833
     Reorganization costs (2).......................                                                                         1,536
                                                     ---------------------   -----------------  ------------------     -------------
Operating income (loss).............................             (7,325)             26,733              (2,065)           111,771

Other expense (income)..............................                                    779                (779)   bb            -

Interest expense (income), net......................              4,527   x           9,624                 500    cc       30,284
                                                                 (1,315)  y                              (9,258)   dd
                                                                                                          4,856    ee
                                                                    467   z                                 180    ff
                                                     ---------------------   -----------------  ------------------     -------------
Income (loss) before taxes..........................            (11,004)             16,330               2,436             81,487
Income tax provision (benefit)......................              4,346   r           5,668               1,688     r       31,942
                                                     ---------------------   -----------------  ------------------     -------------
Net income (loss)...................................         $  (15,350)           $ 10,662             $   748           $ 49,545
                                                     =====================   =================  ==================     =============

Basic earnings (loss) per share.....................                                                                      $   1.88
Diluted earnings (loss) per share...................                                                                      $   1.82
Weighted average shares outstanding:
     Basic..........................................                                                      3,623    gg       26,286
     Diluted........................................                                                      3,623    gg       27,154

(1) The results for Diamond represent Diamond's unaudited actual results for the month ended January 31, 2003, which are not included in Jarden's results

(2) On May 22, 2001, Diamond filed voluntary petitions for reorganization under Chapter 11 of the United States Bankruptcy Code. Accordingly, its expenses related to the bankruptcy are included in "Reorganization Costs."

(3) The results for Lehigh represent Lehigh's unaudited results for the eight months ended Augst 31, 2004, which are not included in Jarden's results.

(4) The results for USPC represent USPC's audited results for the year ended September 28, 2003, which are not included in Jarden's results.

       UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
                    FOR THE THREE MONTHS ENDED MARCH 31, 2004
                      (In thousands, except per share data)

                                                                                         USPC
                                                                                      ACQUISITION
                                                       JARDEN                          PRO FORMA           PRO FORMA
                                                     AS REPORTED       USPC           ADJUSTMENTS          COMBINED
                                                    -------------- --------------  -----------------    ----------------
Net sales.......................................       $ 158,324        $30,963                              $ 189,287

Costs and expenses:
   Cost of sales................................         107,019         17,961          $     322  aa         125,302

   Selling, general and administrative expenses.          33,530          6,539                (51) hh          40,401
                                                                                               383  bb
                                                    -------------- --------------  -----------------    ----------------
Operating Income (loss).........................          17,775          6,463               (654)             23,584

Other expense (income)                                         -            383               (383) bb               -

Interest expense, net...........................           5,620          1,927                125  cc           7,306
                                                                                            (1,877) dd
                                                                                             1,214  ee
                                                                                               297  ff
                                                    -------------- --------------  -----------------    ----------------
Income (loss) before taxes......................          12,155          4,153                (30)             16,278
Income tax provision (benefit)..................           4,643          1,492                 83   r           6,218
                                                    -------------- --------------  -----------------    ----------------
Net income (loss)...............................        $  7,512        $ 2,661           $   (113)          $  10,060
                                                    ============== ==============  =================    ================

Basic earnings per share........................        $   0.28                                              $   0.37
Diluted earnings per share......................        $   0.27                                              $   0.36
Weighted average shares outstanding:
    Basic.......................................          27,045                                                27,045
    Diluted.....................................          28,192                                                28,192

    NOTES TO UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS
                                 (In thousands)

Balance sheet adjustments:

     (a) Adjustment to reflect Jarden cash on hand used to fund a portion of the USPC acquisition.

     (b) Adjustment to reflect the estimated step-up in fair value of USPC manufacturing related machinery and equipment.

     (c) Adjustment to reflect the estimated step-up in fair value of trademarks to be recorded with the USPC acquisition. Trademarks have indefinite lives and therefore no amortization has been computed in the unaudited pro forma condensed consolidated financial statements.

     (d) Adjustment to reflect the estimated goodwill to be recorded with the USPC acquisition.

     (e) Adjustment to eliminate debt acquisition cost related to debt not assumed in the USPC Acquisition.

     (f) Adjustment to capitalize the debt issuance costs associated with the new senior term debt issued to fund the portion of the cash purchase price of the USPC Acquisition. The costs will be amortized over the term of the debt (approximately 4 years).

     (g) Adjustment to reflect elimination of USPC short term debt not assumed in the USPC Acquisition.

     (h) Adjustment to reflect borrowings on Jarden's senior credit facility used to fund the USPC Acquisition.

     (i) Adjustment to reflect a liability for the exercise of the put/call agreement resulting in the purchase of the remaining 24.6% of the shares of USPC.

     (j) Adjustment to reflect a liability for the portion of the purchase price withheld from the Sellers of USPC in order to fund potential indemnification claims.

     (k) Adjustment to reflect elimination of USPC long term debt not assumed in the USPC Acquisition.

     (l) Adjustments to reflect the deferred tax effect of the estimated step up in net assets of USPC from book value to fair value in conjunction with the USPC Acquisition.

     (m) Adjustment to reflect elimination of existing stockholders' equity of USPC.

Statements of operations adjustments:

     (n) Adjustment to reflect depreciation expense on the step up in valuation of Diamond's manufacturing related machinery and equipment amortized over an average useful life of seven (7) years.

     (o) Adjustment to reflect the elimination of Diamond's historical interest expense.

     (p) Adjustment to reflect interest expense on the drawdown of Jarden's revolving credit facility and the issuance of term debt in order to fund a portion of the cash purchase price of the Diamond Acquisition based upon Jarden's effective borrowing rate on its senior credit facility. The effect of a 1/8% change in interest rates would be $35 per year.

     (q) Adjustment to reflect the elimination of Jarden's interest income related to cash on hand used to fund a portion of the cash purchase price of the Diamond Acquisition.

     (r) Adjustment to reflect an effective tax rate of 39.2% during 2003 and 38.2% during 2004 on the pre-tax results of the acquired business and related adjustments based on Jarden's effective tax rate for the period.

     (s) Adjustment to reflect the depreciation expense on the step up in valuation of Lehigh's manufacturing related machinery and equipment amortized over an average useful life of seven (7) years.

     (t) Adjustment to reflect rental expense for the Macungie, PA property not purchased with the Lehigh acquisition, but leased from the seller by Jarden in conjunction with the Lehigh Acquisition.

     (u) Adjustment to reflect the elimination of historical depreciation of the building not purchased in the Lehigh Acquisition.

     (v) Adjustment to reflect the elimination of Lehigh's historical management fee expense charged from its Parent. The management fee contract is being terminated in conjunction with the Lehigh Acquisition.

     (w) Adjustment to reflect the elimination of the historical stockholders' appreciation rights plan income.

     (x)    Adjustment to reflect pro forma interest expense relating to:

               i. the $10 million borrowing under Jarden's revolving credit facility to partially fund the purchase price of the Lehigh acquisition, based upon Jarden's effective borrowing rate for its senior credit facility.

               ii. the $150 million term loan issued to fund the purchase price of the Lehigh Acquisition, based upon Jarden's effective borrowing rate for its senior credit facility. The effect of a 1/8% change in interest rates would be $200 per year

     (y) Adjustment to reflect the elimination of Lehigh's historical interest expense.

     (z) Adjustment to reflect amortization of debt issue costs for new senior term loan issued in conjunction with the Lehigh Acquisition.

     (aa) Adjustment to reflect depreciation expense on the estimated step up in valuation of USPC manufacturing related machinery and equipment amortized over an estimated useful life of seven (7) years.

     (bb) Adjustment to reflect the reclassification of USPC's other expense to selling, general and administrative expenses for consistency with Jarden's classification.

     (cc) Adjustment to reflect amortization of debt issue cost associated with second amended and restated credit facility.

     (dd) Adjustment to reflect the elimination of USPC's historical interest expense excluding interest expense related to assumed foreign debt.

     (ee) Adjustment to reflect pro forma interest expense relating to the $116 million borrowing under Jarden's Term Loan B credit facility to fund a portion of the purchase price of the USPC acquisition, based upon Jarden's effective borrowing rate for its senior credit facility. The effect of a 1/8% change in interest rates would be $145 per year.

     (ff) Adjustment to reflect the elimination of Jarden's interest income related to cash on hand primarily from the equity offering. Such cash was used to fund a portion of the cash purchase price of the USPC Acquisition.

     (gg) Adjustment to reflect the weighted average effect of 4,830 shares (stock split adjusted) issued on September 30, 2003 in the Company's equity offering. A portion of the cash received for this equity issuance was used to fund a portion of the cash purchase price of USPC.

     (hh) Adjustment to reflect the elimination of USPC Acquisition costs incurred and expensed by USPC and paid by the Seller at the closing of the USPC acquisition.